UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

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AMERICAN DIVERSIFIED HOLDINGS CORP

(Exact name of registrant as specified in its charter)

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Nevada	001-16813	88-0490720
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 Moorings Dr Lantana Fl 33426

(Address of Principal Executive Offices) (Zip Code)

561 440 9443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
n/a

Securities registered pursuant to Section 12(g) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

American Diversified Holdings Corp (“ADHC”) is subject of identity theft. Attached as an exhibit to this filing is a Federal complaint filed in a New York USA. American Diversified Holdings Corp, incorporated in Nevada is this public company.

American Diversified Holdings Corp incorporated in Wyoming, is a private company with one shareholder, M. Ernest Remo. Attached as an exhibit is the Wyoming Secretary of State records and a direct link to Wyoming filings.

https://wyobiz.wyo.gov/Business/FilingDetails.aspx?eFNum=004078164087003128074120239250017011177207057008.

Also attached is a copy of the resignation letter of the Nevada ADHC ex-management entity quoted on OTC Markets.

The ex-management, with the assistance of the transfer agent, has represented to OTC Markets that the newly formed corporation in Wyoming with 1 billion share authorized share structure is the same entity as the Nevada OTC with a 2 billion share structure.

The recent news releases and filings of the Wyoming American Diversified Holdings Corp. have absolutely nothing to do with the Nevada American Diversified Holdings Corp quoted on OTC.

On June 6, 2019, Alex Sentic became the new CEO as signed by Mr. Ernest Remo.

On June 6, 2019, stock purchase agreement of Ernest Remo control of the Nevada ADHC.

All stockholders of ADHC Nevada are advised that all the press releases and filings displayed on OTC Markets are inaccurate and or untrue. These include and not limited to :

•	ADHC SEEKS RETURN OF SHARES - Press Release | 02/11/2021
•	ADHC Announces Intent to Acquire Pharmstrong - Press Release | 01/28/2021
•	ADHC ANNOUNCES CURRENT STATUS- Press Release | 01/21/2021
•	The CBK Klub Establishes Wholesale Division Offering Special Pricing, Free Initial Orders and Product Displays for Web Based and Retail CBD Customers- Press Release | 05/29/2019

The Nevada American Diversified Holdings Corp. and the true "ADHC" quoted on OTC Markets maintains a web site to communicate with its shareholder base at www.adhccorp.com Tel 561 440 9443 email (Preferred Shareholder) corporate@minamargroup.com.

Since the company is subject to this identity theft, henceforth, no regular business or commerce is being conducted until this matter is resolved through the courts.

Item 9. Financial Statements and Exhibits

(d)

99.1	Federal complaint
99.2	Resignation letter
99.3	Wyoming Certificate of Incorp for private company named American Diversified Holdings Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN DIVERSIFIED HOLDINGS CORP

By	/s/ Albert Cunyao
Name: Albert Cunyao Title: Chief Executive Officer

Date:  February 16, 2021

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